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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): August 1, 2001


                              iSTAR FINANCIAL INC.
       (Exact Name of Registrant as Specified in its Declaration of Trust)


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         Maryland               1-10150                    95-6881527
     (State or Other          (Commission                 (IRS Employer
     Jurisdiction of          File Number)             Identification No.)
      Incorporation)
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                     1114 Avenue of the Americas, 27th Floor
                            New York, New York 10036
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:
                                 (212) 930-9400
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ITEM 7.  EXHIBITS

     Exhibit 99.1 iStar Financial $200,000,000 Senior Notes due 2008 Investor Presentation dated August 2001.


ITEM 9.

      In connection with a proposed public offering of its debt securities, iStar Financial Inc. will conduct a road show presentation with potential investors, a copy of which is attached as Exhibit 99.1.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          iSTAR FINANCIAL INC.



Date:    August 1, 2001              By:  /s/ Jay Sugarman
                                          ----------------
                                          Jay Sugarman
                                          Chairman and Chief Executive Officer

Date:    August 1, 2001              By:  /s/ Spencer B. Haber
                                          --------------------
                                          Spencer B. Haber
                                          President and Chief Financial Officer



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